Debt (Notes)	12 Months Ended
Jun. 30, 2014
Debt Disclosure [Abstract]
Long-Term Debt
Debt

	June 30, 2014	June 30, 2013
Current portion of long-term debt	$16,375	$8,750
Short-term uncommitted credit facility	21,200	—
Total short-term debt	37,575	8,750
Long-term debt	410,484	230,000
Total debt outstanding	$448,059	$238,750

JP Morgan Credit Facility
On January 17, 2014, we entered into an amendment to our credit agreement resulting in an increase to aggregate loan commitments under the credit agreement to a total of $800,000 by adding new lenders and increasing the commitments of several existing lenders. The new loan commitments include revolving loans of $640,000 and term loans of $160,000. The amendment did not result in any material changes to our debt covenants. As of June 30, 2014, we have a committed credit facility $793,859 as follows:

•	Revolving loans of $640,000 with a maturity date of February 8, 2018;

•	Term loan of $153,859 amortizing over the loan period, with a final maturity date of February 8, 2018.
Under the terms of our credit agreement, borrowings bear interest at a variable rate of interest based on LIBOR plus 1.50% to 2.00% depending on our leverage ratio, which is the ratio of our consolidated total indebtedness to our consolidated earnings before interest, taxes, depreciation and amortization (EBITDA), as defined by the credit agreement. As of June 30, 2014, the weighted-average interest rate on outstanding borrowings was 2.06%, inclusive of interest rate swap rates. We must also pay a commitment fee on unused balances of 0.225% to 0.350% depending on our leverage ratio. We have pledged the assets and/or share capital of several of our subsidiaries as collateral for our outstanding debt as of June 30, 2014.
Our credit agreement contains financial and other covenants, including but not limited to limitations on (1) our incurrence of additional indebtedness and liens, (2) the consummation of certain fundamental organizational changes or intercompany activities, for example acquisitions, (3) investments and restricted payments including the amount of purchases of our ordinary shares or payments of dividends, and (4) the amount of consolidated capital expenditures that we may make in each of our fiscal years through June 30, 2018. The credit agreement also contains financial covenants calculated on a trailing twelve month, or TTM, basis that:

•
our consolidated leverage ratio, which is the ratio of our consolidated indebtedness (*) to our TTM consolidated EBITDA (*), will not exceed 3.25 during the period from March 31, 2014 through December 31, 2014; and 3.0 after March 31, 2015; and

•	our interest coverage ratio, which is the ratio of our consolidated EBITDA to our consolidated interest expense, will be at least 3.0.
(*) The definitions of EBITDA and consolidated indebtedness are maintained in our credit agreement included as an exhibit to our Form 8-K filed on February 13, 2013 as amended by amendment no. 1 to the credit agreement included as an exhibit to our form 8-K filed on January 22, 2014.
Our credit agreement also contains customary representations, warranties and events of default. As of the date of this filing, we were in compliance with all financial and other covenants under the credit agreement.
Additional line of credit
On March 28, 2014 we entered into an agreement for an uncommitted line of credit with Santander Bank, N.A. Under the terms of the agreement we may borrow up to $50,000 at any time, with a maturity date of up to 90 days from the loan origination date. Under the terms of our uncommitted line of credit, borrowings bear interest at a variable rate of interest based on LIBOR plus 1.10%. The LIBOR rate is determined on the date of borrowing and is based on the length of the specific loan. As of June 30, 2014 the weighted-average interest rate on outstanding borrowings of $21,200 was 1.22%.